CONFIDENTIAL SETTLEMENT MATERIAL


                    Planet Hollywood International, Inc.
                           8669 Commodity Circle
                           Orlando, Florida 32819



                                                           November 6, 1998


Mr. Keith Barish
One Central Park West
New York, NY 10023



Dear Mr. Barish:

          This letter agreement is intended to set forth the agreements you and we have reached in our discussions over the past few days.

          1. You shall, upon the effectiveness of this letter agreement, execute and deliver to the Company a letter of resignation as Chairman of the Board of Directors (but not as a Director at this time) and as an employee of the Company (the "Resignation Letter") in the form attached as Annex A hereto.

          2. You and we shall, and we shall cause Mr. Robert Earl to, upon the effectiveness of this letter agreement, execute and deliver the applicable releases (the "Releases") in the forms attached as Annex B-1 and Annex B-2 hereto.

          3. You and we shall, upon the effectiveness of this letter agreement, execute and deliver a registration rights agreement (the "Registration Rights Agreement") in the form attached as Annex C hereto.

          4. You and we shall, upon the effectiveness of this letter agreement, execute and deliver a lock-up letter (the "Lock-up Letter") in the form attached hereto as Annex D.

          5. Upon or as promptly as practicable after the effectiveness of this letter agreement, the Company shall, in compliance with the procedures of the New York Stock

Exchange ("NYSE"), issue a press release (the "Press Release") in the form attached hereto as Annex E.

          6. Except for the Press Release, neither you nor we shall, without the prior written consent of the other party hereto, issue or publish any other public statement, in written, verbal or any electronic format, concerning the substance of this letter agreement; provided, however, that (i) you and we shall be entitled to make any disclosure required by law without the other party's prior written consent and, specifically, that the Company shall be entitled without your prior written consent to (A) include in its filings with the Securities and Exchange Commission (the "SEC") and the NYSE disclosure concerning this letter agreement that is substantially similar to the disclosure in the Press Release and (B) file copies of this letter agreement or any part hereof or any of the documents referred to herein as an exhibit to any filings made with the SEC and the NYSE and (ii) we shall be entitled, in response to inquiries from or other conversations with analysts or investors, to make any disclosure consistent with our customary practices and consistent with the disclosure contained in the Press Release or this letter agreement and the annexes hereto.

          7. Neither you nor we shall make or publish any public statement, or make any private statement to any shareholder of the Company or any celebrity that promotes the Company's business, whether in written, verbal or electronic format, that is designed or intended to disparage or embarrass, the other party hereto (including, in the case of the Company, any of its directors, officers, employees, participating celebrities or shareholders). In furtherance of the foregoing, you shall not, in any dealings with celebrities who promote the Company's restaurants and other ventures, act in a way that is both designed or intended to, and which does in fact, adversely affect the continuing involvement of such celebrities in the promotion of the Company's business. The making of a true statement of fact (i) in the scope of your responsibilities to the Company as a Director or (ii) to a celebrity in response to an inquiry from such celebrity shall not be construed to fall within the scope of the limitation in the preceding sentence.

          8. Each of the parties agrees that any violation of his or its agreements set forth in paragraph 6 and 7 will be deemed to have caused irreparable injury to the other party hereto and that there would in such case be no adequate remedy at law. Accordingly, each of the parties agrees that such agreements shall be enforceable by the other party through any equitable remedy, including injunctive relief and specific performance. Notwithstanding the foregoing, each party shall be entitled to seek any available remedy at law, and no remedy shall be exclusive of any other remedy. In addition, each of the parties shall cause his or its officers, directors, employees, agents, family members, advisors and attorneys to comply with the provisions of paragraphs 6 and 7 as fully as if such persons were signatories to this letter agreement.

          9. Any notice or communication pursuant to this letter agreement shall be in writing and delivered in person or telecopied (with telephonic confirmation) or delivered by overnight courier, addressed as follows:

                  if to Mr. Barish:

                        Mr. Keith Barish
                        One Central Park West
                        New York, NY 10023
                        Telecopy: 212-957-3915

                  with a copy to:

                        Robert Silver, Esq.
                        Christopher Boies, Esq.
                        Boies & Schiller LLP
                        80 Business Park Drive
                        Armonk, NY 10504
                        Telecopy:  914-273-9810

                  if to the Company:

                        Planet Hollywood International, Inc.
                        8669 Commodity Circle
                        Orlando, Florida 32819
                        Attention of General Counsel
                        Telecopy:  407-345-1115

                  with a copy to:

                        William J. Whelan, III, Esq.
                        Cravath, Swaine & Moore
                        Worldwide Plaza
                        825 Eighth Avenue
                        New York, NY 10019-7475
                        Telecopy:  212-474-3700

          11. This letter agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to its choice of law rules; provided, however, that matters of corporate law shall be governed by, and construed in accordance with, the general corporation laws of Delaware.

          Each of you and the Company irrevocably and unconditionally submits to the exclusive jurisdiction of any state or federal court sitting in the County of New York, over any suit, action or proceeding arising out of or relating to this letter agreement. Service of any process, summons, notice or document by registered mail addressed to you or the Company, as the case may be, shall be effective service of process against such person for any suit, action or proceeding brought in any such court. Each of you and the Company irrevocably and unconditionally waives any objection to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. A final judgment in any such suit, action or proceeding brought in any such court may be enforced in any other courts to whose jurisdiction you or the Company, as the case may be, is or may be subject, by suit upon judgment.

          12. All references herein or in the Annexes hereto to this letter agreement shall be deemed to include this letter agreement and the Annexes hereto, which are hereby incorporated herein and made a part hereof. This letter agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto. This letter agreement may not be amended or modified except by a writing executed by each of the parties hereto. This letter agreement is solely for the benefit of you and the Company and our respective successors, heirs or personal representatives, and no other person (except for Released Persons, as set forth in Annexes B-1 and B-2 hereto, and for Indemnified Parties, to the extent set forth in Annex C hereto) shall acquire or have any rights under or by virtue of this letter agreement. The agreements and obligations of a party in this letter agreement shall bind its successors, heirs and personal representatives.

          If any term, provision, covenant or restriction in this letter agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Each of the parties hereto shall endeavor in good faith negotiations to replace the invalid, void or unenforceable provisions with valid provisions the

5 effect of which comes as close as possible to that of the invalid, void or unenforceable provisions.

          This letter agreement may be executed in counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.

          If the foregoing correctly sets forth our understanding, please indicate your acceptance of the terms hereof by signing in the appropriate space below and returning to us the enclosed duplicate original hereof, whereupon this letter shall become an effective, binding agreement between us.


                                        Very truly yours,

                                        PLANET HOLLYWOOD
                                        INTERNATIONAL, INC.,


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:


Accepted and agreed to
as of the date first
written above,


----------------------------
     Keith Barish

                                                                    ANNEX A





November 6, 1998



To The Board of Directors of Planet Hollywood International, Inc.

Gentlemen:

It has been my great pleasure over the last eight years to have served as Chairman of the Board of Directors of Planet Hollywood International, Inc.

With the recent addition of William H. Baumhauer as President and Chief Operating Officer, it is timely for me to step down as Chairman.
Accordingly, I am tendering my resignation as Chairman of the Board of Directors of the Company effective November 10, 1998.

I shall continue to serve the Company as a member of the Board of Directors and I look forward to seeing all of you at our December 3, 1998 meeting. Thank you.

Sincerely,




Keith Barish

                                                                  Annex B-1




                                  RELEASE


          For valuable consideration, the receipt and adequacy of which are hereby acknowledged, Keith Barish ("Barish"), on behalf of himself, his successors, assigns, affiliates, personal representatives and heirs, waives and releases any and all existing and potential claims or causes of action, actions, complaints and suits (collectively, "claims"), at law or in equity, known or unknown, that each or all of them has, have, or may have against, Planet Hollywood International, Inc., a Delaware corporation (the "Company"), and its predecessors, successors, assigns, affiliates, subsidiaries, each of their directors, officers, employees, shareholders and attorneys, including Robert Earl (both in his individual capacity and in his capacity as President, Chief Executive Officer and Director of the Company) (collectively, the "Released Persons"), from the beginning of time until the effectiveness of the letter agreement, dated November 6, 1998, between Barish and the Company.


          IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of the 6th day of November, 1998.



                                        -----------------------------
                                               Keith Barish

                                                                  Annex B-2



                                  RELEASE



          For valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of Planet Hollywood International, Inc., a Delaware corporation (the "Company") and Robert Earl, on behalf of themselves, their successors, assigns, affiliates, personal representatives and heirs, waives and releases any and all existing and potential claims or causes of action, actions, complaints and suits (collectively, "claims"), at law or in equity, known or unknown, that each or all of them has, have, or may have against Keith Barish ("Barish") (in his individual capacity, in his capacity as Chairman of the Board of Directors of the Company and in his capacity as a Director of the Company) and his successors, assigns, affiliates, personal representatives, heirs, each of their directors, officers, employees, shareholders and attorneys (collectively, the "Released Persons"), from the beginning of time until the effectiveness of the letter agreement, dated November 6, 1998, between Barish and the Company.


          IN WITNESS WHEREOF, each of the undersigned has duly executed this instrument as of the 6th day of November, 1998.


                               PLANET HOLLYWOOD INTERNATIONAL, INC.


                               By:
                                   -------------------------------
                                   Name:
                                   Title:



                                   -------------------------------
                                             Robert Earl

                                                                    Annex C



                       REGISTRATION RIGHTS AGREEMENT


                                                           November 6, 1998

Mr. Keith Barish
One Central Park West
New York, NY 10023

Dear Mr. Barish:

          This Registration Rights Agreement is by and between Planet Hollywood International, Inc., a Delaware corporation (the "Company"), and Keith Barish (the "Seller"). This Agreement provides for the registration rights of the Seller in up to 10,000,000 shares (the "Shares") of the Company's Class A Common Stock, par value $.01 per share ("Class A Common Stock") beneficially owned by the Seller. As of the date hereof, the Seller beneficially owns 22,075,563 shares of Class A Common Stock. The Company agrees with the Seller, for the benefit of the Seller or its permitted successors in interest (together, the "Holders"), as follows:


         1.  Shelf Registration.

               (a) The Company shall, at its cost, as promptly as practicable (but in no event later than December 4 , 1998) file with the Securities and Exchange Commission (the "Commission") and thereafter shall use its best efforts to cause to be declared effective as promptly as practicable a registration statement (the "Shelf Registration Statement") on an appropriate form under the Securities Act of 1933 (the "Securities Act") relating to the offer and sale of 10,000,000 of the Shares by the Holders thereof from time to time in accordance with the methods of distribution described in Section 2(b) and Rule 415 under the Securities Act (such a registration hereinafter referred to as the "Shelf Registration"); provided, however, that no Holder (other than the Seller) shall be entitled to have the Shares held by it covered by the Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

               (b) The Company shall use its best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Holders of the relevant Shares, for a period of two years (or for such longer period if extended pursuant to Section 2(i) or 2(n) below) from the date of its effectiveness or such shorter period that will terminate when all the Shares covered by the Shelf Registration Statement have been sold pursuant thereto; provided, however, that in the event that any Holder shall have failed to comply in any material respect with the methods of distribution described in Section 2(b), the Company shall be entitled to withdraw the Shelf Registration Statement such that the Holders would no longer be entitled to sell Shares thereunder.

               (c) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          2. Registration Procedures. In connection with the Shelf Registration contemplated by Section 1 hereof, the following provisions shall apply:

               (a) The Company shall (i) furnish to the Seller, a reasonable period of time prior to the filing thereof with the Commission, a copy of the Shelf Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and give the Seller a reasonable opportunity to comment thereon, and (ii) include the names of the Holders who propose to sell Shares pursuant to the Shelf Registration Statement as selling securityholders. The Company will also prepare and file a prospectus supplement or (if required) an amendment to the Shelf Registration Statement (including a post-effective amendment) to add as selling securityholders any Holder that becomes a Holder after the Shelf Registration Statement is initially filed.

               (b) Holders shall dispose of Shares pursuant to the Shelf Registration Statement only in privately negotiated transactions of at least 1,000,000 shares per transaction with purchasers who are identified by the selling Holder to the Company in advance of such disposition as set forth below and only to a purchaser who shall be a Permitted Transferee (as defined below). The Company shall in good faith use its commercially reasonable efforts to identify prospective purchasers for the Shares, including, as soon as practicable, approaching the Company's current largest stockholders to ascertain their interest in acquiring some or all of the Shares from the Holders. At the request of a Holder who has identified a prospective purchaser of Shares, the Company shall cause its Chief Executive Officer or Chief Operating Officer to be available on reasonable advance notice and at reasonable times to meet with representatives of such Holder and such identified purchaser to discuss the Company's business and prospects. A "Permitted Transferee" shall mean any "accredited investor" of the type described in Rule 501(a)(1) (other than a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (the "Exchange Act")), (2), (3) or (7) that is approved in writing in advance by the Company's Chief Operating Officer as set forth below, other than (i) a person who is primarily engaged in a business that is directly competitive with any of the businesses of the Company and (ii) a person who, after giving effect to such prospective purchase of Shares, would beneficially own more than 30% of the Company's then outstanding voting common stock. Notwithstanding the foregoing definition, nothing in this Section 2(b) shall preclude a Holder from utilizing the services of a broker or dealer registered pursuant to Section 15 of the Exchange Act to facilitate the disposition of Shares to a Permitted Transferee. In connection with any proposed disposition of Shares by a Holder pursuant to the Shelf Registration Statement, such Holder shall notify the Company on any Business Day in a writing (which may be by facsimile) addressed to the Company's Chief Operating Officer and the Company's General Counsel of the identification of the proposed purchaser and the number of shares involved in the proposed transaction, provided, however, that if the proposed disposition of Shares is to a purchaser listed on Annex A attached hereto, as such Annex may from time to time be amended by the parties, such proposed purchaser shall automatically be deemed to be approved by the Chief Operating Officer with no notice required to be given by the Holder to the Company's Chief Operating Officer and General Counsel. The Company's Chief Operating Officer, acting in good faith, shall notify such Holder not later than the close of business (New York time) on the Business Day next succeeding the day on which notice is duly given to the Company, whether such proposed purchaser is approved, and if not approved, setting forth the reasonable basis upon which approval was withheld. Failure to so notify within the required time period shall constitute the approval of such proposed purchaser. If the Company's Chief Operating Officer shall have disapproved of a total of two separate proposed purchasers (that otherwise meet the criteria for a Permitted Transferee), the Seller shall have the unilateral right, by giving written notice to the Company, to immediately terminate this Agreement and the Lock-up Letter, dated November 6, 1998, between the Company and the Seller (which will entitle the Company to withdraw the Shelf Registration Statement), whereupon the Seller shall be entitled to dispose of any shares of Common Stock in any manner otherwise permitted by applicable law.

               (c) The Company shall give written notice to the Seller and any other Holders (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

                    (i) when the Shelf Registration Statement or any
               amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

                    (ii) of any request by the Commission for amendments or
               supplements to the Shelf Registration Statement or the prospectus included therein or for additional information;

                    (iii) of the issuance by the Commission of any stop
               order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

                    (iv) of the receipt by the Company or its legal counsel
               of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                    (v) of the happening of any event that requires the
               Company to make changes in the Shelf Registration Statement or the prospectus in order that neither the Shelf Registration Statement nor the prospectus contained therein contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading.

               (d) The Company shall use its best efforts to obtain the withdrawal at the earliest possible time of any order suspending the effectiveness of the Shelf Registration Statement.

               (e) The Company shall furnish to each Holder of Shares included within the coverage of the Shelf Registration, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto (including, if the Holder so requests in writing, those, if any, incorporated by reference).

               (f) The Company shall, during the Shelf Registration period set forth in Section 1(b), deliver to each Holder of Shares included within the coverage of the Shelf Registration, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of the Shares in connection with the offering and sale of the Shares covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

               (g) Prior to any public offering of the Shares pursuant to the Shelf Registration Statement the Company shall use its best efforts to (A) register or qualify the Shares to be included in the Shelf Registration Statement under such other securities laws or blue sky laws of such jurisdictions as the Holder shall reasonably request in writing, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions for so long as may be reasonably necessary to enable such Holder to complete its distribution of the Shares pursuant to the Shelf Registration Statement and (C) take any and all such actions as may be reasonably necessary to enable such Holder to consummate the disposition in such jurisdictions of such Shares; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

               (h) The Company shall prepare and deliver certificates representing the Shares to be sold pursuant to the Shelf Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Shares pursuant to the Shelf Registration Statement.

               (i) Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 2(c) above during the period for which the Company is required to maintain an effective Shelf Registration Statement, the Company shall promptly prepare and file a post-effective amendment to the Shelf Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders of the Shares or purchasers of Shares, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Seller and any other Holder in accordance with paragraphs (ii) through (v) of Section 2(c) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Seller and such Holders shall suspend use of such prospectus, and the period of effectiveness of the Shelf Registration Statement provided for in Section 1(b) above shall be extended by the number of days from and including the date of the giving of such notice to and including the date when the Seller and such Holders shall have received such amended or supplemented prospectus pursuant to this Section 2(i).

               (j) The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Shelf Registration Statement, which statement shall cover such 12-month period.

               (k) The Company shall include in the Shelf Registration Statement or any prospectus, prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as a Holder or agents or underwriters of a Holder may reasonably specify should be included therein relating to the terms of the sale of the Shares included thereunder, including information with respect to the number of Shares being sold by such Holder or agents or to such underwriters, the name and description of such Holder, the offering price of such Shares and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Shares to be sole in such offering; and make all required filings of such prospectus, prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus, prospectus supplement or post-effective amendment.

               (l) The Company may require each Holder of Shares to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of the Shares as is reasonably required to be included in the Shelf Registration Statement, and the Company may exclude from the Shelf Registration Statement the Shares of any Holder for so long as such Holder fails to furnish such information.

               (m) The Company shall (i) upon the written request of the Seller, make reasonably available for inspection by the Holders of the Shares and any attorney, accountant or other agent retained by the Holders of the Shares all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested in writing by the Seller or any such attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall be subject to reasonable confidentiality restrictions and shall be coordinated on behalf of the Holders of the Shares by one counsel designated by and on behalf of such parties as described in Section 3 hereof.

               (n) In connection with any underwritten sale of shares of Class A Common Stock by the Company, the Seller and each Holder shall, at the written request of the managing underwriter for such sale (which request may only be made once in any 12-month period), agree not to effect any public or private sale or distribution of Shares, including pursuant to the Shelf Registration Statement, during the 15-day period prior to, and during the 45-day period beginning on, the closing date of such underwritten offering by the Company. In the event a managing underwriter, pursuant to this subsection, requests that the Seller and each Holder agree not to effect any public or private sale or distribution of Shares for the periods specified hereunder, the Company hereby agrees that the period of effectiveness of the Shelf Registration Statement provided for in
          Section 1(b) above shall be extended by the number of days that the Seller and each Holder agree not to effect any sale or distribution.

          3. Registration Expenses. Each of the Company, Seller and any Holder shall bear all legal expenses incurred by it in connection with the exercise of its rights or the performance of its obligations under Sections 1 and 2 hereof, whether or not the Shelf Registration Statement is filed or becomes effective. Without limiting the generality of the foregoing, the Company shall bear all legal and accounting expenses incurred by its counsel and accountants, and the Holders shall bear all legal expenses incurred by counsel engaged to act on their behalf. The Company shall be responsible for the payment of all state and Federal fees payable in connection with the registration of the Shares. All underwriting fees or discounts and any other brokerage commission incurred in connection with the sale of the Shares pursuant to the Shelf Registration shall be the sole responsibility of the Holders of such Shares.

          4. Additional Registration Rights. (a) If, at any time after the date of this Agreement, the Company proposes to register any of its common stock under the Securities Act on a registration statement on Form S-1, Form S-2 or Form S-3 ( or an equivalent general registration form then in effect) for purposes of an underwritten offering or sale by or on behalf of the Company of common stock for its own account (a "primary offering") or upon the request or for the account of any holder (a "Registering Shareholder") of common stock (a "secondary offering"), or for purposes of a combined primary and secondary offering (a "Combined offering"), then in each such case the Company shall, either prior to or not later than 15 days after the time when any such registration statement is filed with the Commission, request the managing underwriter for such offering whether any or all the Shares held by Holders could be included in such offering without adversely affecting the marketing of the Company's intended offering. If the managing underwriter indicates that some or all the Shares could be so included, then the Company will promptly give written notice thereof to each Holder of Shares. Such notice shall specify, at a minimum, the estimated effective date of such registration statement, the proposed means of distribution of such shares, the managing underwriter or underwriters of such shares and a good faith estimate by the Company of the proposed maximum offering price thereof, as such price appears, or is proposed to appear, on the facing page of such registration statement. Upon the written direction of any such Holder of Shares, given within 10 days of the receipt by such Holder of any such written notice (which direction shall specify that such Holder would like to include its pro rata number of Shares (based on the total number of Shares that the Holders are entitled to include in such offering) in such offering), the Company shall include in such registration statement all of such pro rata Shares then owned by such Holder. The expenses of counsel incurred by any such Holder, and any underwriters discounts or commissions, shall be for the account of such Holder. Any such Holder shall have the right to withdraw such direction by giving written notice to the Company to such effect within 5 days after giving such direction. Notwithstanding the foregoing, no Holder of Shares shall have any right hereunder if the registration proposed to be effected by the Company relates solely to shares of common stock which are issuable solely to directors, officers, employees, celebrities and consultants of the Company or any subsidiary thereof pursuant to a bona fide employee stock option, bonus or other employee benefit plan or arrangement.

          5. Indemnification. (a) The Company agrees to indemnify and hold harmless each Holder of the Shares and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act and each person, if any, that acts as an agent for a Holder in facilitating a disposition of Shares pursuant to the Shelf Registration Statement (each Holder and such controlling and other persons are referred to collectively as the "Indemnified Parties") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Shares) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to the Shelf Registration, in any document incorporated by reference into the foregoing, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to the Shelf Registration or in any document incorporated by reference into the foregoing, in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any prospectus, or any amendment or supplement thereto, or any preliminary prospectus relating to the Shelf Registration Statement or in any document incorporated by reference into the foregoing, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder from whom the person asserting any such losses, claims, damages or liabilities purchased the Shares concerned to the extent that either (x) a prospectus relating to such Shares was required to be delivered by such Holder under the Securities Act in connection with such purchase and there was not sent or given to such person, at or prior to the written confirmation of the sale of such Shares to such person, a copy of the final prospectus (in the case of any such preliminary prospectus) or a prospectus amendment or supplement (in any other case) if the Company had previously furnished copies thereof to such Holder, and such untrue statement or omission or alleged untrue statement or omission was corrected in such final prospectus or prospectus amendment or supplement, or (y) at the time of such purchase such Holder had received advice from the Company that the use of such prospectus, amendment, supplement or preliminary prospectus was suspended as provided in Section 2(c); provided further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party.

          (b) Each Holder of the Shares, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to the Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company or any of its controlling persons.

          (c) Promptly after receipt by an indemnified party under this
Section 5 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this
Section 5 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof; provided, however, that if the indemnifying party is a party to such action and the indemnified party reasonably determines that the interests of the indemnified party and the indemnifying party conflict with respect to such action, then the indemnified party shall have the right to representation by separate counsel at the expense of the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

          (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the registration, offer and sale of the Shares pursuant to the Shelf Registration Statement, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 5(d), the Holders of the Shares shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Shares pursuant to the Shelf Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

          (e) The agreements contained in this Section 5 shall survive the sale of the Shares pursuant to the Shelf Registration Statement and shall remain in full force and effect, regardless of any termination or cancelation of this Agreement or any investigation made by or on behalf of any indemnified party.

          6. Miscellaneous. (a) This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to its choice of law rules.

               (b) Each Holder and the Company irrevocably and unconditionally submits to the exclusive jurisdiction of any state or federal court sitting in the County of New York over any suit, action or proceeding arising out of or relating to this Agreement. Service of any process, summons, notice or document by registered mail addressed to a Holder or the Company, as the case may be, shall be effective service of process against such person for any suit, action or proceeding brought in any such court. Each Holder and the Company irrevocably and unconditionally waives any objection to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. A final judgment in any such suit, action or proceeding brought in any such court may be enforced in any other courts to whose jurisdiction such Holder or the Company, as the case may be, is or may be subject, by suit upon judgment. No remedy is exclusive of any other remedy. All available remedies are cumulative.

               (c) Any notice or communication pursuant to this Agreement shall be in writing and delivered in person or telecopied (with telephonic confirmation) or delivered by overnight courier, addressed as follows:

               If to a Holder (other than the Seller), at the most current address given by such Holder to the Company.

               if to the Seller:

                      Mr. Keith Barish
                      One Central Park West
                      New York, NY 10023
                      Telecopy:  212-957-3915

               with a copy to:

                      Robert Silver, Esq.
                      Christopher Boies, Esq.
                      Boies & Schiller LLP
                      80 Business Park Drive
                      Armonk, NY 10504
                      Telecopy:  914-273-9810

               if to the Company:

                      Planet Hollywood International, Inc.
                      8669 Commodity Circle
                      Orlando, Florida 32819
                      Attention of General Counsel
                      Telecopy:  407-345-1115

               with a copy to:

                      William J. Whelan, III, Esq.
                      Cravath, Swaine & Moore
                      Worldwide Plaza
                      825 Eighth Avenue
                      New York, NY 10019-7475
                      Telecopy:  212-474-3700


               (d) This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto. This Agreement may not be amended or modified except by a writing executed by the Company and Holders of a majority of the Shares subject to the Shelf Registration Statement. This Agreement is solely for the benefit of the Holders and the Company and their respective successors, heirs or personal representatives, and no other person (except for Indemnified Parties) shall acquire or have any rights under or by virtue of this Agreement. The agreements and obligations of a party in this Agreement shall bind its successors, heirs and personal representatives.

               (e) If any term, provision, covenant or restriction in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Each Holder and the Company shall endeavor in good faith negotiations to replace the invalid, void or unenforceable provisions with valid provisions the effect of which comes as close as possible to that of the invalid, void or unenforceable provisions.

               (f) This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Seller and the Company in accordance with its terms.


                                   Very truly yours,

                                   PLANET HOLLYWOOD INTERNATIONAL, INC.

                                      by
                                        -----------------------------
                                        Name:
                                        Title:


The foregoing Registration
Rights Agreement is hereby confirmed
and accepted as of the date first
above written.


------------------------------------
            Keith Barish

                                                                    ANNEX A


                        List of Approved Purchasers

FIDELITY

T. ROWE

NEUBERGER

LIPPER & CO.

OSCAR CAPITAL

DREYFUSS

DAWSON

FRANKLIN

SPEARS BENZAK

OPPENHEIMER CAPITAL

KRAMER

JOHN HANCOCK

MERRILL (Various Managed Funds)

HEARTLAND

GOLDMAN SACHS (Various Funds)

TCW NY

CAPITAL RESEARCH

TUTOR

BAIN CAPITAL

BROOK ASSET MANAGEMENT

ALLIANCE CAPITAL MANAGEMENT

FEYEZ SAROFIM & CO.

GABRELLI FUNDS INC.

PUTNUM INVESTMENTS

WARBURG PINCUS ASSET MANAGEMENT

CHASE CAPITAL PARTNERS

LAZARD FRERES & CO.

CENTER PARTNERS MANAGEMENT

STATE OF WISCONSIN
OR
ANY STATE FUND (PENSION, RETIREMENT ETC.)

CHELSEY CAPITAL

PACIFIC HOLDING CO.

MARTIZ, WOLF & CO.

GARTMORE-LONDON

SOCIETE GENERALE-PARIS

ADIG-FRANKFURT

SUMITOMO BANK & TRUST-TOKYO

SWISS BANK-GENEVA

BRITANNIA-LONDON

                                                                    Annex D


                                                           November 6, 1998


Planet Hollywood International, Inc.
8669 Commodity Circle
Orlando, Florida  32819



Dear Sirs:

          As an inducement to Planet Hollywood International, Inc., a Delaware corporation (the "Company"), to execute a letter agreement of even date herewith between the undersigned and the Company (the "Letter Agreement"), the undersigned hereby agrees that, until May 4, 2000, the undersigned will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly (collectively, "transfer"), any shares of common stock of the Company (the "Common Stock") owned or held of record by the undersigned as of the date hereof or securities convertible into or exchangeable or exercisable for any shares of Common Stock, or publicly disclose the intention to make any such transfer, without the prior written consent of the Company; provided, however, that:

          (i) the restriction in this agreement shall not apply to the transfer of, and the undersigned shall be entitled to transfer, any and all shares of Common Stock included in any registration statement filed with and declared effective by the Securities and Exchange Commission pursuant to and in compliance with the terms of the Registration Rights Agreement (as defined in the Letter Agreement);

          (ii) if the Shelf Registration Statement (as defined in the Registration Rights Agreement of even date herewith between the Company and the undersigned (the "Registration Rights Agreement")) is not declared effective by the Securities and Exchange Commission on or before such date as the Company publicly announces its earnings results through September 30, 1998 (which announcement date is expected to be on or before November 11, 1998), then the restriction in this agreement shall not apply to the transfer of, and the undersigned shall be entitled to transfer, in one transaction, any and all shares of Common Stock in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144 (a "144 Transaction"); provided, however, that (A) such 144 Transaction shall be effected only in the manner described in Section 2(b) of the Registration Rights Agreement, including obtaining the prior approval in writing by the Company's Chief Operating Officer of any prospective purchaser, and shall be made only in compliance with the internal rules of the Company concerning the sale of Common Stock by affiliates; provided, however, that in the event the volume restrictions imposed on the undersigned pursuant to a 144 Transaction require the undersigned to sell a block with less than 1,000,000 shares, the undersigned shall be entitled to sell such smaller amount notwithstanding any provision herein or in the Registration Rights Agreement to the contrary; and provided, further, that any rejection by the Chief Operating Officer of any prospective purchaser hereunder shall count toward the maximum number of rejections allowed before the undersigned's termination rights are triggered pursuant to Section 2(b) of the Registration Rights Agreement and
     (B) the right of the undersigned to undertake such a 144 Transaction shall expire upon the effectiveness of the Initial Shelf Registration Statement; and

          (iii) the restriction in this agreement shall not apply to the transfer of, and the undersigned shall be entitled to transfer, any and all shares of Common Stock to any Permitted Transferee (as defined in the Registration Rights Agreement except for the purposes of this clause (iii), the term Permitted Transferee shall also include an "accredited investor" of the type described in Rule 501(a)(4), (5) and (6) as well) who shall, prior to such transfer, execute and deliver to the Company an agreement in form and substance similar to this agreement in all material respects; provided, however, that the undersigned shall not be required to obtain the approval of the Company's Chief Operating Officer prior to such transfer.

          In furtherance of the foregoing, the undersigned acknowledges that the Company will authorize its transfer agent and registrar to decline to make any transfer of shares of Common Stock if such transfer would constitute a violation or breach of this agreement.

          By agreeing to and accepting this letter, you agree that when the restrictions contained in this letter have expired and when you have received an opinion of counsel (which counsel shall be reasonably acceptable to you) to the effect that the shares represented by such certificates may be transferred without registration under the Securities Act of 1933, you shall remove or cause your transfer agent to remove all restrictive legends from any certificates representing shares of Common Stock that are held by the undersigned at the time of this letter.

          By agreeing to and accepting this letter, you also agree that you will file any reports you are required to file under the Exchange Act so as to enable the undersigned (or any transferee of the undersigned permitted by this letter), subject to the restrictions in this letter, to sell shares of Common Stock without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act (as such Rule may be amended from time to time), and that you will continue to file such reports until restrictive legends are removed from all shares of Common Stock held by the undersigned on the date of this letter.

          Notwithstanding any provision to the contrary, you and the undersigned agree that as set forth in the Registration Rights Agreement, the undersigned shall have the unilateral right to terminate this letter agreement, which termination shall be immediately effective upon delivery of the notice contemplated in Section 2(b) of the Registration Rights Agreement.

          This agreement shall be binding on you and the undersigned and the respective successors, heirs, personal representatives and assigns of you and the undersigned.


                              Very truly yours,



                              ---------------------------------
                                                 Keith Barish

Agreed and accepted:

PLANET HOLLYWOOD
INTERNATIONAL, INC.

By:
    -----------------
    Name:
    Title:

                                                      Annex E





ORLANDO, FL--PLANET HOLLYWOOD INTERNATIONAL, INC. ANNOUNCED TODAY THAT EFFECTIVE NOVEMBER 10, 1998, ROBERT EARL, A DIRECTOR AND THE COMPANY'S CHIEF EXECUTIVE OFFICER, HAS ALSO BEEN ELECTED CHAIRMAN OF THE BOARD OF DIRECTORS. MR. EARL SUCCEEDS KEITH BARISH WHO RESIGNED AS CHAIRMAN EFFECTIVE NOVEMBER 10, 1998. MR. BARISH HAS STATED THAT "WITH THE RECENT ADDITION OF WILLIAM H. BAUMHAUER AS PRESIDENT AND CHIEF OPERATING OFFICER, IT IS TIMELY FOR ME TO STEP DOWN AS CHAIRMAN." MR. BARISH WILL REMAIN A MEMBER OF THE BOARD OF DIRECTORS.

THE DIRECTORS, ON BEHALF OF THE COMPANY AND ITS DEDICATED
EMPLOYEES, THANK MR. BARISH FOR HIS YEARS OF COMMITTED
SERVICE AS THE COMPANY'S CHAIRMAN AND LOOK FORWARD TO HIS
CONTINUED COUNSEL AS A DIRECTOR OF THE COMPANY.

Planet Hollywood is a creator and worldwide developer of consumer brands that capitalize on the universal appeal of movies, sports, music and other leisure-time activities. The Company's worldwide operations offer products and services in the retail, leisure, entertainment and lodging sectors. Planet Hollywood's Class A common stock is listed under the symbol "PHL" on the New York Stock Exchange.

                                              December   , 1998


Planet Hollywood International, Inc.
8669 Commodity Circle
Orlando, Florida 32819


Dear Sirs:

          Reference is made to the Lock-Up Letter dated
November 6, 1998 (the "Letter"), between you and the undersigned, attached hereto as Exhibit A.

          This letter amendment sets forth your and our agreement to amend the Letter. Accordingly, the Letter is hereby amended as follows:

          Subparagraph (ii) is replaced in its entirety with the following:

          (ii) if the Shelf Registration Statement (as defined in the Registration Rights Agreement of even date herewith between the Company and the undersigned (the "Registration Rights Agreement")) is not declared effective by the Securities and Exchange Commission (the "Commission") on or before such date as the Company publicly announces its earnings results through September 30, 1998 (which announcement date is expected to be on or before November 11, 1998), then the restriction in this agreement shall not apply to the transfer of, and the undersigned shall be entitled to transfer, in one transaction, any and all shares of Common Stock in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144 (a "144 Transaction"); provided, however, that
          (A) such 144 Transaction shall be effected only in the manner described in Section 2(b) of the Registration Rights Agreement, including obtaining the prior approval in writing the Company's Chief Operating Officer of any prospective purchaser, and shall be made only in compliance with the internal rules of the Company concerning the sale of Common Stock by affiliates; provided, however, that in the event the volume restrictions imposed on the undersigned pursuant to a 144 Transaction require the undersigned to sell shares in a block of less than 1,000,000 shares, the undersigned shall be entitled to sell such smaller amount notwithstanding any provision herein or in the Registration Rights Agreement to the contrary; and provided, further, that any rejection by the Chief Operating Officer of any prospective purchaser hereunder shall count toward the maximum number of rejections allowed before the undersigned's termination rights are triggered pursuant to Section 2(b) of the Registration Rights Agreement, and (B) such 144 transaction shall only be permitted concurrently with or after the sale of all the shares of Common Stock covered by the registration statement filed with the Commission pursuant to the Registration Rights Agreement; and

          This amendment may be executed in counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.

          Except as herein amended, the Letter shall otherwise remain in full force and effect.

          This letter amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to its choice of law rules.

          IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this letter amendment as of the 14th day of December, 1988.

                              Very truly yours,

                              PLANET HOLLYWOOD
                              INTERNATIONAL, INC.

                              By
                                -----------------------
                                Name:
                                Title:




--------------------------
       Keith Barish